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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K/A

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934
                               (Amendment No. 1)

       Date of Report (Date of earliest event reported):  March 6, 1996


                               ENVOY CORPORATION
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             (Exact name of registrant as specified in its charter)


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
                  Tennessee                                   0-25062                                62-1575729
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(State or other jurisdiction of incorporation)        (Commission File Number)                  (I.R.S. Employer
                                                                                                Identification No.)

   15 Century Boulevard, Suite 600, Nashville, TN                                                      37214
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    (Address of principal executive offices)                                                        (Zip Code)

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      Registrant's telephone number, including area code:  (615) 885-3700



                                 Not Applicable
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         (Former name or former address, if changed since last report)


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      This Current Report on Form 8-K/A amends, to the extent set forth herein, the Current Report on Form 8-K filed by the Registrant with the Securities and Exchange Commission on March 21, 1996.
























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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        Certain of the financial statements required by this Item 7 were previously filed with the Securities and Exchange Commission in the Registrant's Form 8-K/A (dated May 17, 1996).

  (a)   Financial Statements of Business Acquired:

        Audited consolidated balance sheets of National Electronic Information Corporation and its subsidiaries as of December 31, 1994 and 1995, and the related consolidated statements of operations, shareholders' equity and cashflows for each of the three years in the period ended December 31, 1995

  (b)   Pro Forma Financial Information

        The unaudited pro forma financial information required under this Item 7(b) was reported by the Registrant in the Form 8-K/A (dated May 17, 1996) and therefore, pursuant to general instruction B(3), need not be filed herewith.

  (c)   Exhibits:

        99.1 Audited consolidated balance sheets of National Electronic Information Corporation and its subsidiaries as of December 31, 1994 and 1995, and the related consolidated statements of operations, shareholders' equity and cashflows for each of the three years in the period ended December 31, 1995














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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ENVOY CORPORATION


Date:  May 20, 1996                     By: /s/ Kevin M. McNamara
                                           -------------------------------------
                                           Kevin M. McNamara
                                           Chief Financial Officer and Secretary














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                                 EXHIBIT INDEX



   No.                                       Exhibit
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   99.1         Audited consolidated balance sheets of National Electronic
                Information Corporation and its subsidiaries as of December 31, 1994 and 1995, and the related consolidated statements of operations, shareholders' equity and cashflows for each of the three years in the period ended December 31, 1995










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